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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each undersigned director of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form
S-2 for the registration of shares of Class A Common Stock, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JOSEPH M. LEONE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all other acts and things requisite and necessary or advisable in connection with such Registration Statement, and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 25th day of September, 1997.

                                        /s/ Takasuke Kaneko
                                        -----------------------------
                                        Takasuke Kaneko


                                        /s/ Hisao Kobayashi
                                        -----------------------------
                                        Hisao Kobayashi


                                        /s/ Kenji Nakamura
                                        -----------------------------
                                        Kenji Nakamura


                                        /s/ Joseph A. Pollicino
                                        -----------------------------
                                        Joseph A. Pollicino


                                        /s/ Paul N. Roth
                                        -----------------------------
                                        Paul N. Roth


                                        /s/ Peter J. Tobin
                                        -----------------------------
                                        Peter J. Tobin


                                        /s/ Tohru Tonoike
                                        -----------------------------
                                        Tohru Tonoike


                                        /s/ Yasuo Tsunemi
                                        -----------------------------
                                        Yasuo Tsunemi


                                        /s/ Yukiharu Uno
                                        -----------------------------
                                        Yukiharu Uno